Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

Bridges Investment Fund, Inc.

Supplement dated June 7, 2017 to the
Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)
dated April 30, 2017

This supplement amends the Summary Prospectus, Prospectus and SAI for Bridges Investment Fund, Inc.  (the “Fund”) dated April 30, 2017.

Bridges Investment Management, Inc. (the “Adviser”) has entered into an agreement with Bridges Holding Company (“BHC”), under the terms of which BHC will acquire 100% of the equity of the Adviser (the “Transaction”).  BHC is a newly formed holding company, which will be owned primarily by MGI Holdings, Inc., a subsidiary of the McCarthy Group, LLC, an Omaha-based financial services company.  Edson (Ted) L. Bridges III and Robert Bridges will collectively own approximately 13% of BHC upon closing of the Transaction.  Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Adviser’s ownership change results in an “assignment” of the existing investment advisory agreement between the Adviser and the Fund, and, consequently, the automatic termination of the existing investment advisory agreement.

Following the close of the Transaction, which is currently expected to occur on or about July 31, 2017, subject to certain conditions, the Adviser will continue to serve as the investment adviser to the Fund, and the Fund’s current portfolio management team will continue to manage the Fund pursuant to the Fund’s existing strategy and guidelines. Further, this Transaction is not expected to result in any material changes to the Adviser’s investment advisory agreement with the Fund.

In anticipation of the Transaction, at an in-person special meeting of the Board of Directors of the Fund (the “Board”) held on April 18, 2017, the Board approved a new investment advisory agreement between the Adviser and the Fund, on behalf of the Fund, on terms substantially identical to the existing investment advisory agreement with the Adviser.  Shareholders of the Fund will be asked to approve the new investment advisory agreement, which would become effective at closing of the Transaction, at a special meeting of shareholders to be held June 23, 2017 ("Special Meeting").    Fund shareholders who owned shares of the Fund at the close of business May 9, 2017 ("Record Date") are entitled to vote at the Special Meeting and have been mailed the Fund's Proxy Statement containing detailed information about the proposed new investment advisory agreement and the Adviser’s ownership change in connection with the solicitation of their approval of the new investment advisory agreement.

This supplement replaces the Prospectus supplement dated May 1, 2017.

Please retain this supplement with your Summary Prospectus, Prospectus and SAI.